Exhibit 10.6

Initial Registration Rights Agreement

This Initial Registration Rights Agreement (the “Agreement”) is entered into as of October 18, 2022 (the “Effective Date”), by and between Sysorex, Inc., a Nevada corporation (the “Company”), and each of the persons or entities set forth on the signature pages hereof (each an “Investor” and collectively, the “Investors”). The Company and the Investors may be referred to herein collectively as the “Parties” and each individually as a “Party”.

WHEREAS, pursuant to the Securities Purchase Agreement entered into by and between the Company and the Investors as of the Effective Date (the “SPA”), the Company has agreed to issue and sell to the Investors a total of 500,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and to issue to Investors, among other things, warrants in the form of Common Stock Purchase Warrant – Form 1 to acquire 500,000,000 shares of Common Stock, in the form as attached to the SPA as Exhibit A-1, at an exercise price of $0.001 per share (collectively, the “Warrant 1s”); and

WHEREAS, as an inducement to the Investors to execute and deliver the SPA, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities Laws, with respect to the shares of Common Stock issuable pursuant to the SPA or issuable on any exercise of the Warrant 1s;

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I. Definitions and Interpretation

Section 1.01 Definitions. Defined terms used herein without definition shall have the meanings given in the SPA or the other Transaction Documents. In addition to such terms and the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b)	“Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

(c)	“Registrable Securities” means (i) the shares of Common Stock issued to each of Investors pursuant to the SPA, and the shares of Common Stock issuable on exercise of the Warrant 1s, as set forth on each Investor’s signature page hereto, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act.

(d)	“Registration Statement” means a registration statement pursuant to the Securities Act to register the Registrable Securities for resale, as further set forth in Section 2.01.

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires, the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms “Dollars” and “$” mean United States Dollars, unless otherwise specified herein; references herein to a specific Section, Subsection or Recital shall refer, respectively, to Sections, Subsections or Recitals of this Agreement; wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; references herein to any gender shall include each other gender; references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II. Registration

Section 2.01 Registration. The Company shall, within 30 calendar days of the Effective Date, use its commercially reasonable efforts to file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration) covering the resale of all of the Registrable Securities, or amend its current Registration Statement to cover the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities and as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investors, including but not limited to under Rule 415 under the Securities Act at then-prevailing market prices (and not fixed prices).

Section 2.02 New Registration Statement. Notwithstanding the registration obligations set forth in this Article II, if the staff of the SEC (the “Staff”) or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement.

Section 2.03 Related Obligations. At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to this Article II, the Company will affect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the obligations as set forth in this Section 2.03.

(a)	The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall use commercially reasonable efforts keep such Registration Statement effective until the earlier to occur of the date on which the Investors shall have sold all the Registrable Securities (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) Trading Days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) Trading Days after notice from the SEC that the Registration Statement may be declared effective. Each Investor agrees to provide all information which is required by Law to be provided to the Company, including the intended method of disposition of the Registrable Securities, and the Company’s obligations set forth above shall be conditioned on the receipt of such information.

(b)	The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investors thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event, within thirty (30) calendar days after the necessity therefor arises (based on relevant factors on which the Company reasonably elects to rely) and subject to SEC rules, regulations and interpretations, assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof.

(c)	The Company shall make available to each Investor and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), except as may be prohibited by Law or with respect to any information which may be material non-public information, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to such Registration Statement; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as an Investor may reasonably request from time to time to facilitate the disposition of the Registrable Securities. For the avoidance of doubt, any filing available to the Investors via the SEC’s live EDGAR system shall be deemed “available to the Investor” hereunder.

(d)	The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” Laws of such states in the United States as any Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.03(d), (y) subject itself to general taxation in any such jurisdiction or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” Laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e)	As promptly as practicable after becoming aware of such event, the Company shall notify the Investors in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Registration Default”) and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), Section 13(c), Section 14 or Section 15(d) of the Exchange Act and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Investors. The Company shall also promptly notify the Investors (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Investors on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Investors a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company’s failure to timely file its financials or otherwise.

(f)	The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investors holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement.

(g)	The Company shall permit each Investor and one (1) legal counsel for each Investor, designated by such Investor, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of any Investor (collectively, the “Investor Delay”) shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due to any Investor from the Company under any and all agreements of any nature or kind between the Company and any Investor. The event(s) of an Investor Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and any Investor.

(h)	The Company shall hold in confidence and not make any disclosure of information concerning the Investors unless (i) disclosure of such information is necessary to comply with federal or state Laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent legally permissible, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

(i)	The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Trading Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 2.03(i).

(j)	The Company shall cooperate with the Investors to facilitate the prompt preparation and delivery the Registrable Securities to be offered pursuant to the Registration Statement and enable such Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors may reasonably request.

(k)	The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

(l)	If reasonably requested by an Investor, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Investors reasonably determine should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement.

(m)	The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to facilitate the disposition of such Registrable Securities.

(n)	The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o)	Within three (3) Trading Days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investors, confirmation that such Registration Statement has been declared effective by the SEC.

(p)	All legal expenses, other than underwriting discounts and sales or brokerage commissions and other than as set forth in the SPA, incurred in connection with registrations including comments, filings or qualifications pursuant to Article II including, without limitation, all registration, listing and qualifications fees, and printing fees shall be paid by the Company.

(q)	With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell Registrable Securities to the public without registration (“Rule 144”), provided that the Investors hold any Registrable Securities are eligible for resale under Rule 144, the Company agrees to (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (ii) furnish to the Investors, promptly upon request, (1) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

Section 2.04 Obligations of Each of the Investors.

(a)	At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investors in writing of the information the Company requires from the Investor for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that each Investor agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and such Investor shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the “Plan of Distribution” section of the then-current prospectus relating to such Registration Statement.

(b)	Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c)	Each Investor agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 2.03(f) or the first sentence of Section 2.03(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.03(f) or the first sentence of Section 2.03(e).

Article III. Indemnification

Section 3.01 General Application. In the event any Registrable Securities are included in the Registration Statement under this Agreement this Article III shall apply thereto.

Section 3.02 Indemnification.

(a)	To the fullest extent permitted by Law and subject to the terms and conditions herein, the Company will, and hereby does, agree to indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, such Investor within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnified Party”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” Laws of any jurisdiction in which such Investor has requested in writing that the Company register or qualify the Shares (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other Law, including, without limitation, any state securities Law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement, and the Company shall notify Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 3.02(c) the Company shall reimburse the applicable Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim related to a Violation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.02 (i) shall not apply, as to an Investor, to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any such Investor’s Investor Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company or (b) any such Investor’s Investor Indemnified Party’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by such Investor or of such Investor’s failure to register as a dealer under applicable securities Laws; (iv) any omission of such Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to such Investor or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Party and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

(b)	In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in this Section 3.02, the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual (each a “Company Indemnified Party”) against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is incurred, arises out of or related to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities Law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, but only to the extent that such untrue statements or omissions are based upon information regarding such Investor furnished to the Company by such Investor for use therein, and such Investor will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 3.02(b) and the agreement with respect to contribution contained in Section 3.04 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Each Investor shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which such Investor is aware.

(c)	Any indemnity hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of any Investor Indemnified Party or Company Indemnified Party (each, an “Indemnified Party”), as applicable, and shall survive the resale of the Registrable Securities by the Investors pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Article III with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

(d)	Promptly after receipt by an Indemnified Party under this Article III of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article III, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Party, the representation by counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Party and such counsel shall be selected by the Investors a party to such dispute, if such Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effectuated without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Article III, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

Section 3.03 Additional Rights. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the Law.

Section 3.04 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by Law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Article III to the fullest extent permitted by Law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Article III; and (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

Article IV. Miscellaneous

Section 4.01 Notices. Any notices hereunder shall be given in accordance with the terms of the SPA.

Section 4.02 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all reasonable costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 4.03 Amendments; No Waivers; No Third-Party Beneficiaries.

(a)	This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Company and by Investors purchasing a majority of the Units on the Closing Date.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)	This Agreement is strictly between the Parties and, and except as specifically provided herein, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 4.04 No Consequential Damages. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 4.05 Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 4.06 Further Assurances. Each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of this Agreement.

Section 4.07 Successors and Assigns; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

Section 4.08 Governing Law; Etc.

(a)	This Agreement, and all matters based upon, arising out of or relating in any way to the transactions contemplated herein, including all disputes, claims or causes of action arising out of or relating to the transactions contemplated herein or this Agreement as well as the interpretation, construction, performance and enforcement of this Agreement, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE STATE OF VIRGINIA OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN FAIRFAX COUNTY, VIRGINIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THE PERFORMANCE THEREOF (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08(c).

(d)	Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 4.09 Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated herein are fulfilled to the extent possible.

Section 4.10 Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 4.11 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement was not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof and thereof in addition to any other remedy at law or in equity.

Section 4.12 Construction. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Section 4.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Closing Date.

Sysorex, Inc.

By:	/s/ Wayne Wasserberg
Name:	Wayne Wasserberg
Title:	Chief Executive Officer

[Investors’ Signatures Appear on Following Pages]

Investor name: Brian M. Herman

By:	/s/ Brian M. Herman
Name:	Brian M. Herman

Registrable Securities: 200,000,000 shares of Common Stock (100,000,000 Purchased Shares and 100,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: James Resnick and Lidia Resnick

By:	/s/ James Resnick
Name:	James Resnick

By:	/s/ Lidia Resnick
Name:	Lidia Resnick

Registrable Securities: 200,000,000 shares of Common Stock (100,000,000 Purchased Shares and 100,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: Andrew Resnick

By:	/s/ Andrew Resnick
Name:	Andrew Resnick

Registrable Securities: 200,000,000 shares of Common Stock (100,000,000 Purchased Shares and 100,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: Kantor Family Investments, Inc.

By:	/s/ Brian Kantor
Name:	Brian Kantor
Title:	Managing Member

Registrable Securities: 100,000,000 shares of Common Stock (50,000,000 Purchased Shares and 50,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: B.K. Consulting Group LLC

By:	/s/ Brian Kantor
Name:	Brian Kantor
Title:	Managing Member

Registrable Securities: 200,000,000 shares of Common Stock (100,000,000 Purchased Shares and 100,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: Bigger Capital Fund, L P

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of the GP

Registrable Securities: 50,000,000 shares of Common Stock (25,000,000 Purchased Shares and 25,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

Investor name: District 2 Capital Fund, L P

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of the GP

Registrable Securities: 50,000,000 shares of Common Stock (25,000,000 Purchased Shares and 25,000,000 shares of Common Stock issuable on exercise of Warrant 1)

[Investor Counterpart Signature Page to Initial Registration Rights Agreement]

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